Exhibit 99.2

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 3 months ending September 30, 2016 and 2015

	3rd Quarter
(in thousands, except per share data)	2016	2015	Change
Revenues
Oil, natural gas liquids and natural gas sales	$163,973	$188,398	$(24,425)
Gain on derivative instruments, net	20,412	107,173	(86,761)

Total revenues	184,385	295,571	(111,186)

Operating Costs and Expenses
Oil, natural gas liquids and natural gas production	42,280	54,598	(12,318)
Production and ad valorem taxes	10,987	13,366	(2,379)
Depreciation, depletion and amortization	108,167	149,781	(41,614)
Asset impairment	587	399,394	(398,807)
Exploration	18	493	(475)
General and administrative (including non-cash stock based compensation of $6,518 and $933 for the three months ended Sept. 30, 2016, and 2015, respectively)	21,710	23,631	(1,921)
Accretion of discount on asset retirement obligations	1,556	1,700	(144)
(Gain) loss on sale of assets and other	(91,222)	822	(92,044)

Total operating costs and expenses	94,083	643,785	(549,702)

Operating Income (Loss)	90,302	(348,214)	438,516

Other Income (Expense)
Interest expense	(8,987)	(10,084)	1,097
Other income	421	56	365

Total other expense	(8,566)	(10,028)	1,462

Income (Loss) Before Income Taxes	81,736	(358,242)	439,978
Income tax expense (benefit)	28,422	(130,338)	158,760

Net Income (Loss)	$53,314	$(227,904)	$281,218

Diluted Earnings Per Average Common Share	$0.55	$(2.89)	$3.44

Basic Earnings Per Average Common Share	$0.55	$(2.89)	$3.44

Diluted Average Common Shares Outstanding	97,511	78,742	18,769

Basic Average Common Shares Outstanding	97,068	78,742	18,326

Dividends Per Common Share	$—	$0.02	$(0.02)

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 9 months ending September 30, 2016 and 2015

	Year-to-date
(in thousands, except per share data)	2016	2015	Change
Revenues
Oil, natural gas liquids and natural gas sales	$458,374	$595,510	$(137,136)
Gain (loss) on derivative instruments, net	(40,005)	90,245	(130,250)

Total revenues	418,369	685,755	(267,386)

Operating Costs and Expenses
Oil, natural gas liquids and natural gas production	132,847	175,933	(43,086)
Production and ad valorem taxes	33,422	45,783	(12,361)
Depreciation, depletion and amortization	344,564	434,005	(89,441)
Asset impairment	220,612	466,390	(245,778)
Exploration	1,780	12,274	(10,494)
General and administrative (including non-cash stock based compensation of $14,493 and $12,040 for the nine months ended Sept. 30, 2016, and 2015, respectively)	74,783	94,338	(19,555)
Accretion of discount on asset retirement obligations	5,092	5,379	(287)
Gain on sale of assets and other	(252,097)	(26,046)	(226,051)

Total operating costs and expenses	561,003	1,208,056	(647,053)

Operating Loss	(142,634)	(522,301)	379,667

Other Income (Expense)
Interest expense	(27,858)	(33,086)	5,228
Other income	580	143	437

Total other expense	(27,278)	(32,943)	5,665

Loss Before Income Taxes	(169,912)	(555,244)	385,332
Income tax benefit	(56,869)	(200,319)	143,450

Net Loss	$(113,043)	$(354,925)	$241,882

Diluted Earnings Per Average Common Share	$(1.21)	$(4.72)	$3.51

Basic Earnings Per Average Common Share	$(1.21)	$(4.72)	$3.51

Diluted Average Common Shares Outstanding	93,602	75,125	18,477

Basic Average Common Shares Outstanding	93,602	75,125	18,477

Dividends Per Common Share	$—	$0.06	$(0.06)

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

As of September 30, 2016 and December 31, 2015

(in thousands)	September 30, 2016	December 31, 2015
ASSETS
Current Assets
Cash and cash equivalents	$447,925	$1,272
Accounts receivable, net	72,587	63,097
Inventories	14,159	11,255
Assets held for sale	—	93,739
Derivative instruments	3,653	56,963
Prepayments and other	6,240	20,014

Total current assets	544,564	246,340

Property, Plant and Equipment
Oil and natural gas properties, net	3,965,358	4,302,332
Other property and equipment, net	45,198	48,358

Total property, plant and equipment, net	4,010,556	4,350,690

Other postretirement assets	4,350	3,881
Other assets	9,654	10,245

TOTAL ASSETS	$4,569,124	$4,611,156

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Long-term debt due within one year	19,000	—
Accounts payable	56,221	64,742
Accrued taxes	35,071	5,801
Accrued wages and benefits	20,000	28,563
Accrued capital costs	56,858	79,206
Revenue and royalty payable	52,241	60,493
Liabilities related to assets held for sale	—	12,789
Pension liabilities	—	15,685
Derivative instruments	24,909	459
Other	14,421	19,783

Total current liabilities	278,721	287,521

Long-term debt	532,343	773,550
Asset retirement obligations	92,937	89,990
Deferred income taxes	475,239	552,369
Noncurrent derivative instruments	6,043	—
Other long-term liabilities	11,714	11,866

Total liabilities	1,396,997	1,715,296

Total Shareholders’ Equity	3,172,127	2,895,860

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$4,569,124	$4,611,156

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 3 months ending September 30, 2016 and 2015

	3rd Quarter
(in thousands, except sales price and per unit data)	2016	2015	Change
Operating and production data
Oil, natural gas liquids and natural gas sales
Oil	$138,388	$160,531	$(22,143)
Natural gas liquids	12,067	11,001	1,066
Natural gas	13,518	16,866	(3,348)

Total	$163,973	$188,398	$(24,425)

Open non-cash mark-to-market gains (losses) on derivative instruments
Oil	$22,984	$5,760	$17,224
Natural gas liquids	(954)	—	(954)
Natural gas	2,992	(6,924)	9,916

Total	$25,022	$(1,164)	$26,186

Closed gains (losses) on derivative instruments
Oil	$(4,118)	$98,072	$(102,190)
Natural gas	(492)	10,265	(10,757)

Total	$(4,610)	$108,337	$(112,947)

Total revenues	$184,385	$295,571	$(111,186)

Production volumes
Oil (MBbl)	3,325	3,610	(285)
Natural gas liquids (MMgal)	41.2	44.4	(3.2)
Natural gas (MMcf)	5,958	7,362	(1,404)

Total production volumes (MBOE)	5,298	5,893	(595)

Average daily production volumes Oil (MBbl/d)	36.1	39.2	(3.1)
Natural gas liquids (MMgal/d)	0.4	0.5	(0.1)
Natural gas (MMcf/d)	64.8	80.0	(15.2)

Total average daily production volumes (MBOE/d)	57.6	64.1	(6.5)

Average realized prices excluding effects of open non-cash mark-to-market derivative instruments
Oil (per barrel)	$40.38	$71.64	$(31.26)
Natural gas liquids (per gallon)	$0.29	$0.25	$0.04
Natural gas (per Mcf)	$2.19	$3.69	$(1.50)
Average realized prices excluding effects of all derivative instruments
Oil (per barrel)	$41.62	$44.47	$(2.85)
Natural gas liquids (per gallon)	$0.29	$0.25	$0.04
Natural gas (per Mcf)	$2.27	$2.29	$(0.02)
Costs per BOE
Oil, natural gas liquids and natural gas production expenses	$7.98	$9.26	$(1.28)
Production and ad valorem taxes	$2.07	$2.27	$(0.20)
Depreciation, depletion and amortization	$20.42	$25.42	$(5.00)
Exploration expense	$—	$0.08	$(0.08)
General and administrative	$4.10	$4.01	$0.09
Capital expenditures	$211,393	$240,516	$(29,123)

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 9 months ending September 30, 2016 and 2015

	Year-to-Date
(in thousands, except sales price and per unit data)	2016	2015	Change
Operating and production data
Oil, natural gas liquids and natural gas sales
Oil	$386,905	$491,158	$(104,253)
Natural gas liquids	34,584	36,616	(2,032)
Natural gas	36,885	67,736	(30,851)

Total	$458,374	$595,510	$(137,136)

Open non-cash mark-to-market gains (losses) on derivative instruments
Oil	$(33,444)	$(149,743)	$116,299
Natural gas liquids	(954)	—	(954)
Natural gas	(1,462)	(27,939)	26,477

Total	$(35,860)	$(177,682)	$141,822

Closed gains (losses) on derivative instruments
Oil	$(5,321)	$230,885	$(236,206)
Natural gas	1,176	37,042	(35,866)

Total	$(4,145)	$267,927	$(272,072)

Total revenues	$418,369	$685,755	$(267,386)

Production volumes
Oil (MBbl)	10,269	10,439	(170)
Natural gas liquids (MMgal)	126.0	125.5	0.5
Natural gas (MMcf)	20,700	27,774	(7,074)

Total production volumes (MBOE)	16,719	18,055	(1,336)

Average daily production volumes
Oil (MBbl/d)	37.5	38.2	(0.7)
Natural gas liquids (MMgal/d)	0.5	0.5	—
Natural gas (MMcf/d)	75.5	101.7	(26.2)

Total average daily production volumes (MBOE/d)	61.0	66.1	(5.1)

Average realized prices excluding effects of open non-cash mark-to-market derivative instruments
Oil (per barrel)	$37.16	$69.17	$(32.01)
Natural gas liquids (per gallon)	$0.27	$0.29	$(0.02)
Natural gas (per Mcf)	$1.84	$3.77	$(1.93)
Average realized prices excluding effects of all derivative instruments
Oil (per barrel)	$37.68	$47.05	$(9.37)
Natural gas liquids (per gallon)	$0.27	$0.29	$(0.02)
Natural gas (per Mcf)	$1.78	$2.44	$(0.66)
Costs per BOE
Oil, natural gas liquids and natural gas production expenses	$7.94	$9.74	$(1.80)
Production and ad valorem taxes	$2.00	$2.54	$(0.54)
Depreciation, depletion and amortization	$20.61	$24.04	$(3.43)
Exploration expense	$0.11	$0.68	$(0.57)
General and administrative	$4.47	$5.23	$(0.76)
Capital expenditures	$428,443	$918,798	$(490,355)